UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2007

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL 60601

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 997-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02	Results of Operations and Financial Condition.

On July 24, 2007, UAL Corporation issued a press release announcing its financial results for the second quarter of 2007. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. In the Outlook section on page 10 of the press release, Mainline capacity guidance was correct; however, one of the components thereof, the company’s expectation for Full Year North America mainline capacity was inadvertently listed as declining -5.0% to -4.0% year-over-year. The actual year-over-year decline is projected to be -3.5% to -2.5%.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by UAL Corporation dated July 24, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

	By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	Executive Vice President and Chief Financial Officer

Date: July 24, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release issued by UAL Corporation dated July 24, 2007

*	Filed herewith electronically.

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